LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

              Supplement to Standard and Service Class Prospectuses
                 dated May 1, 2005, as supplemented May 9, 2005


                                    Core Fund


The following supplements the information about the Core Fund included in the Prospectuses of the Lincoln Variable Insurance Products Trust.

In the Prospectuses on page GPD-2, replace the Core Fund's "Sub-Adviser" information with the following:

         Salomon Brothers Asset Management Inc. ("Salomon Brothers"), a wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), 399 Park Avenue, New York, NY 10022.

         Citigroup has announced that it has entered into an agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. ("Legg Mason"). As part of this transaction, Salomon Brothers will become an indirect wholly owned subsidiary of Legg Mason.

         The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year. Upon the closing, the Core Fund's sub-advisory agreement with Salomon Brothers would automatically terminate. However, the Trust's Board approved a New Sub-Advisory Agreement (the "Agreement") with Salomon Brothers and the submission of the Agreement to the Core Fund's shareholders. If the shareholders approve the Agreement, there will be no change in the Fund's investment objective, investment policies, or the Fund's overall investment management fees.



  Please keep this Supplement with your Prospectus for your future reference.



The date of this Supplement is October 27, 2005.